                                                                    EXHIBIT 10.3

                                                               EXECUTION VERSION

       AMENDMENT NO. 4 TO AMENDED AND RESTATED RECAPITALIZATION AGREEMENT

      THIS AMENDMENT NO. 4 TO AMENDED AND RESTATED RECAPITALIZATION AGREEMENT (this "AMENDMENT") is made and entered into as of January 26, 2005 (the "FOURTH AMENDMENT DATE") by and between NORTHWEST BIOTHERAPEUTICS, INC., and its affiliates, if any (collectively, the "COMPANY"), a Delaware corporation with offices at 22322 20th Ave SE, Suite 150, Bothell, Washington, 98021, and TOUCAN CAPITAL FUND II, L.P., and its designees (collectively, "INVESTOR"), a Delaware limited partnership with offices at 7600 Wisconsin Avenue, Bethesda, MD 20814. All capitalized terms used herein but not otherwise defined shall have the meaning given such terms in the Agreement (as defined below).

                                    RECITALS

      WHEREAS, the Company and Investor have entered into that certain Amended and Restated Recapitalization Agreement, dated as of July 30, 2004 (the "AGREEMENT");

      WHEREAS, on October 22, 2004, the Company and Investor entered into Amendment No. 1 to the Agreement;

      WHEREAS, on November 10, 2004, the Company and Investor entered into Amendment No. 2 to the Agreement;

      WHEREAS, on December 27, 2004, the Company and Investor entered into Amendment No. 3 to the Agreement;

      WHEREAS, the Company and Investor desire to further amend the Agreement to make such changes to the Agreement as are set forth herein; and

      WHEREAS, Section 4.13(f) of the Agreement provides that the Agreement may be amended or modified only by a written instrument signed by the Company and Investor.

                                    AMENDMENT

      NOW, THEREFORE, for and in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Investor hereby agree as follows:

1. Section 2.2(a) of the Agreement is hereby amended by adding the phrase " and, to the extent that Investor determines in its sole discretion to do so, during the Equity Financing Period" immediately following "Bridge Period" in the first sentence thereof.

2. Section 2.3 (c) of the Agreement is hereby amended by adding the phrase "(including any Bridge Funding provided by Investor during the Equity Financing Period)" immediately following "Subsequent Bridge Funding, if any" in the first sentence thereof.

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                                                               EXECUTION VERSION

3. Section 3.3 of the Agreement is hereby amended by adding a new subsection 3.3(c) immediately following Section 3.3(b) thereof, as follows:

      "(c) Board of Directors Composition: On the Fourth Amendment Date, the authorized number of directors shall be one (1). The authorized number of directors may not be increased or decreased without the consent of the holders of a majority of the shares of Convertible Preferred Stock. The holders of a majority of the shares of Convertible Preferred Stock, acting in their sole discretion, may require the Company to increase the total number of authorized directors at any time following the Fourth Amendment Date, up to a maximum of seven (7) directors. Subject to the limitation in the following sentence, any newly created directorships shall be designated by the holders of a majority of the shares of Convertible Preferred Stock, acting in their sole discretion, to be filled by either:
      (i) an outside director with significant industry experience, who is reasonably acceptable to the holders of a majority of the Convertible Preferred Stock, to be elected by the holders of the Company's Common Stock (which may, subject to applicable law, the Charter or the Bylaws, be filled initially by vote of the remaining director(s)) (a "COMMON DIRECTORSHIP"); or (ii) a director to be designated by the holders of a majority of the Convertible Preferred Stock (a "PREFERRED DIRECTORSHIP"). Notwithstanding the foregoing, no more than four (4) directorships shall be designated as Preferred Directorships, no more than two (2) directorships shall be designated as Common Directorships, and one (1) director shall be the chief executive officer of the Company."

4. Section 4.7.15 of the Agreement is hereby amended and restated in its entirety as follows:

            "4.7.15 Liabilities. The Company has the following accrued liabilities: (i) tax liabilities to the State of Washington in the maximum amount of $486,000, (ii) amounts payable to Cognate Therapeutics and (iii) future sublease payments to MediQuest Corporation for the Company's premises sublease not yet due, and a contingent lease liability to Benaroya Capital Co. LLC for premises currently occupied by MediQuest Corporation should Mediquest Corporation default on its lease with Benaroya Capital Co. LLC and which is not yet due, (iv) the Company's aggregate accrued, contingent and/or other liabilities of any nature, either mature or immature, as of the Fourth Amendment Date, do not exceed $370,378 (excluding amounts payable to Cognate), of which (x) $243,778 are currently due payables (including $209,023 for attorney and auditor fees),
      (y) $52,000 are the aggregate balances of capital leases payable in monthly installments in the amounts set forth in the budget included in the Schedule of Exceptions through the first calendar quarter of 2006, decreasing thereafter, the last of which is fully amortized in May 2007, and (z) $67,000 are accrued vacation and sick pay."

5. Exhibit B to the Agreement, as amended on December 27, 2004, is hereby further amended by Exhibit B-2 hereto (the "SECOND AMENDMENT TO THE AMENDED AND RESTATED CONVERTIBLE PREFERRED STOCK TERM SHEET"). Exhibit B, as so amended, shall be deemed to constitute the "CONVERTIBLE PREFERRED STOCK TERM SHEET" for all purposes under the Agreement and all other Related Recapitalization Documents.

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                                                               EXECUTION VERSION

6. Exhibit D to the Agreement is hereby amended and restated by Exhibit D hereto. Exhibit D, as so amended and restated, shall be deemed to constitute the "PREFERRED STOCK WARRANT" for all purposes under the Agreement and all other Related Recapitalization Documents.

7. Except as amended and/or restated hereby, all other terms and conditions of the Agreement shall be unaffected hereby and remain in full force and effect.

8. This Amendment (including the Exhibits hereto, which are an integral part of the Amendment), together with the Agreement (including the Schedules and Exhibits thereto, which are an integral part of the Agreement) and the Related Recapitalization Documents, constitute the entire agreement among the parties hereto and thereto with regard to the subjects hereof and thereof and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

9. This Amendment shall be governed by and construed under the laws of the State of Delaware, without regard to its conflicts of law provisions.

10. This Amendment may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same agreement.

11. This Amendment shall take effect immediately upon execution by the Company and Investor.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

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                                                               EXECUTION VERSION

      IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT NO. 4 TO AMENDED AND RESTATED RECAPITALIZATION AGREEMENT as of the Fourth Amendment Date above written.

                                              NORTHWEST BIOTHERAPEUTICS, INC.

                                              By:  /s/ Alton Boynton
                                                  ------------------
                                              Name: Alton L. Boynton
                                              Title: President

                                              TOUCAN CAPITAL FUND II, LP

                                              By: /s/ Linda Powers
                                                  ----------------
                                              Name: Linda F. Powers
                                              Title: Managing Director

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                                                               EXECUTION VERSION

                                   EXHIBIT B-2

     FORM OF SECOND AMENDMENT TO AMENDED AND RESTATED CONVERTIBLE PREFERRED
                                STOCK TERM SHEET

                        (See Exhibit 10.4 filed herewith)

                                       5.

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                                                               EXECUTION VERSION

                                    EXHIBIT D

                         FORM OF PREFERRED STOCK WARRANT

                        (See Exhibit 10.2 filed herewith)

                                       6.